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Exhibit 99.2

Supplemental Financial Information
For the three months and twelve months ended December 31, 2009

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational Data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance Sheet Information	10-13
Summarized balance sheet information	10
Debt summary	11
Outstanding debt by maturity date	12-13
Top Ten Tenants	14

        This supplemental financial information should be read in connection with the Company's fourth quarter 2009 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 11, 2010) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2009, the Operating Partnership owned or had an ownership interest in 72 regional malls and 14 community shopping centers aggregating approximately 75 million square feet of gross leasable area ("GLA"). These 86 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2009	12/31/2008	12/31/2007
	dollars in thousands except per share data
Closing common stock price per share	$35.95	$18.16	$71.06
52 week high	$38.22	$76.50	$103.59
52 week low	$5.45	$8.31	$69.44
Shares outstanding at end of period
Class A participating convertible preferred units	—	—	2,855,393
Class A non-participating convertible preferred units	205,757	193,164	219,828
Series A cumulative convertible redeemable preferred stock	—	—	3,067,131
Common shares and partnership units	108,658,421	88,529,334	84,864,600

Total common and equivalent shares/units outstanding	108,864,178	88,722,498	91,006,952

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,563,706	$7,926,241	$7,507,559
Equity market capitalization	3,913,667	1,611,201	6,466,954

Total market capitalization	$10,477,373	$9,537,442	$13,974,513

Floating rate debt as a percentage of total debt	16.0%	21.9%	14.8%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2008	11,645,700	76,883,634	193,164	88,722,498

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	46,410	148,533	—	194,943

Balance as of March 31, 2009	11,692,110	77,032,167	193,164	88,917,441

Conversion of partnership units to cash	(11,000)	—	—	(11,000)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	165,901	2,283,235	5,218	2,454,354

Balance as of June 30, 2009	11,847,011	79,315,402	198,382	91,360,795

Conversion of partnership units to cash	(4,100)	—	—	(4,100)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	72,776	1,661,373	3,756	1,737,905

Balance as of September 30, 2009	11,915,687	80,976,775	202,138	93,094,600

Conversion of partnership units to common shares	(13,888)	14,340	—	452
Conversion of partnership units to cash	(7,268)	—	—	(7,268)
Common Stock Offering	—	13,800,000	—	13,800,000
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	96,200	1,876,575	3,619	1,976,394

Balance as of December 31, 2009	11,990,731	96,667,690	205,757	108,864,178

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of December 31,
	2009	2008
Straight line rent receivable	$67.9	$66.3

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2009	2008	2009	2008
	dollars in millions
Lease termination fees	$7.5	$3.6	$21.8	$12.4
Straight line rental income	$3.5	$0.9	$10.7	$8.7
Gain on sales of undepreciated assets	$1.3	$0.3	$4.6	$3.8
Amortization of acquired above- and below-market leases	$3.3	$14.2	$13.7	$27.4
Amortization of debt premiums/(discounts)(b)	$(0.6)	$(0.3)	$0.1	$(2.7)
Interest capitalized	$7.1	$8.3	$26.4	$37.0

(a)
All joint venture amounts included at pro rata.

(b)
Reflects the Company's adoption of a new accounting pronouncement on convertible debt on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2007
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$11.0	$87.5	$387.9
Development, redevelopment and expansions of Centers	216.6	446.1	545.9
Renovations of Centers	9.6	8.5	31.1
Tenant allowances	10.8	14.7	28.0
Deferred leasing charges	20.0	22.3	21.6

Total	$268.0	$579.1	$1,014.5

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$5.4	$294.4	$24.8
Development, redevelopment and expansions of Centers	57.0	60.8	33.5
Renovations of Centers	4.2	3.1	10.5
Tenant allowances	5.1	13.8	15.1
Deferred leasing charges	3.8	5.0	4.2

Total	$75.5	$377.1	$88.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
12/31/2009	$368	$440	$407
12/31/2008	$420	$460	$441
12/31/2007(b)	$448	$486	$467

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Sales per square foot were $467 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)	Unconsolidated Joint Venture Centers Regional Malls(a)	Total Regional Malls(a)
12/31/2009	91.2%	91.3%	91.3%
12/31/2008	91.6%	92.8%	92.3%
12/31/2007	92.8%	93.3%	93.1%

Period Ended	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total Centers(b)
12/31/2009	90.7%	91.4%	91.1%
12/31/2008	91.3%	93.1%	92.3%
12/31/2007	92.8%	94.0%	93.5%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Executed During the Period(b)	Average Base Rent PSF on Leases Expiring(c)
Consolidated Centers
12/31/2009	$37.77	$38.15	$34.10
12/31/2008	$41.39	$42.70	$35.14
12/31/2007	$38.49	$43.23	$34.21
Unconsolidated Joint Venture Centers
12/31/2009	$45.56	$43.52	$37.56
12/31/2008	$42.14	$49.74	$37.61
12/31/2007	$38.72	$47.12	$34.87

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Years 2008 and 2009.

(b)
The average base rent per square foot on lease signings executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Lease signings for The Market at Estrella Falls and Santa Monica Place were excluded for Years 2008 and 2009.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Years 2008 and 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2009	2008	2007
Consolidated Centers
Minimum rents	9.1%	8.9%	8.0%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	4.7%	4.4%	3.8%

Total	14.2%	13.7%	12.2%

	For Years Ended December 31,
	2009	2008	2007
Unconsolidated Joint Venture Centers
Minimum rents	9.4%	8.2%	7.3%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(a)	4.3%	3.9%	3.2%

Total	14.1%	12.5%	11.0%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	December 31, 2009	December 31, 2008	December 31, 2007
	dollars in thousands
Cash and cash equivalents	$93,255	$66,529	$85,273
Pro rata cash and cash equivalents on unconsolidated centers	$71,335	$91,103	$56,194
Investment in real estate, net (a)	$5,657,939	$6,371,319	$6,187,473
Investment in unconsolidated centers	$1,046,196	$1,094,845	$785,643
Total assets	$7,252,471	$8,090,435	$7,937,097
Mortgage and notes payable (b)	$4,531,634	$5,940,418	$5,703,180
Pro rata share of debt on unconsolidated centers	$2,258,738	$2,017,705	$1,820,411

(a)
Includes construction in process of $583,334 at December 31, 2009, $600,773 at December 31, 2008 and $442,670 at December 31, 2007.

(b)
Reflects the Company's adoption of a new accounting pronouncement on convertible debt on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2009
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$3,527,146	$777,822	$4,304,968
Unconsolidated debt	1,987,603	271,135	2,258,738

Total debt	$5,514,749	$1,048,957	$6,563,706
Weighted average interest rate	6.24%	2.74%	5.68%
Weighted average maturity (years)			3.1

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Macerich Partnership Line of Credit(b)	04/25/10	6.33%	$655,000	$—	$655,000
Carmel Plaza	05/01/10	8.15%	24,309	—	24,309
Vintage Faire Mall	09/01/10	7.92%	62,186	—	62,186
Santa Monica Place	11/01/10	7.79%	76,652	—	76,652
Northridge Mall	01/01/11	8.20%	71,486	—	71,486
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	163,111	—	163,111
Twenty Ninth Street(c)	03/25/11	10.02%	106,703		106,703
Shoppingtown Mall	05/11/11	5.01%	41,381	—	41,381
Capitola Mall	05/15/11	7.13%	35,550	—	35,550
Freehold Raceway Mall(d)	07/07/11	4.68%	82,939	—	82,939
Oaks, The(c)	07/10/11	6.90%	88,297	—	88,297
Pacific View	08/31/11	7.25%	79,371	—	79,371
Pacific View	08/31/11	7.00%	6,426	—	6,426
Rimrock Mall	10/01/11	7.57%	41,430	—	41,430
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,564	—	8,564
The Macerich Company—Convertible Senior Notes(e)	03/15/12	5.41%	614,245	—	614,245
Tucson La Encantada	06/01/12	5.84%	77,497	—	77,497
Chandler Fashion Center(d)	11/01/12	5.21%	49,173	—	49,173
Chandler Fashion Center(d)	11/01/12	6.00%	32,504	—	32,504
Towne Mall	11/01/12	4.99%	13,869	—	13,869
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	26,353	—	26,353
Great Northern Mall	12/01/13	5.11%	38,854	—	38,854
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	167,561	—	167,561
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	88,854	—	88,854
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,451	—	15,451
Chesterfield Towne Center	01/01/24	9.07%	52,369	—	52,369
South Plains Mall	03/01/29	9.49%	53,936	—	53,936
Wilton Mall	11/01/29	11.08%	39,575	—	39,575

Total Fixed Rate Debt for Consolidated Assets		6.27%	$3,527,146	$—	$3,527,146

Panorama Mall	02/28/10	1.31%	$—	$50,000	$50,000
Promenade at Casa Grande(f)	08/16/10	1.70%	—	44,426	44,426
La Cumbre Plaza	12/09/10	2.11%	—	30,000	30,000
Victor Valley, Mall of	05/06/11	2.09%	—	100,000	100,000
Westside Pavilion	06/05/11	3.24%	—	175,000	175,000
SanTan Village Regional Center(g)	06/13/11	2.93%	—	115,625	115,625
Oaks, The	07/10/11	2.28%	—	165,000	165,000
Oaks, The	07/10/11	2.83%	—	3,927	3,927
Paradise Valley Mall	08/31/12	6.30%	—	85,000	85,000
Northgate Mall	01/01/13	6.90%	—	8,844	8,844

Total Floating Rate Debt for Consolidated Assets		2.96%	$—	$777,822	$777,822

Total Debt for Consolidated Assets		5.67%	$3,527,146	$777,822	$4,304,968

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Ridgmar (50%)	04/11/10	6.11%	$28,700	$—	$28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,342	—	28,342
Cascade (51%)	07/01/10	5.28%	19,435	—	19,435
Stonewood Mall (51%)	12/11/10	7.44%	36,749	—	36,749
Inland Center (50%)	02/11/11	5.06%	25,602	—	25,602
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,416	—	25,416
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.97%	90,660	—	90,660
NorthPark Center (50%)	05/10/12	8.33%	40,514	—	40,514
NorthPark Land (50%)	05/10/12	8.33%	39,133	—	39,133
Kierland Greenway (24.5%)	01/01/13	6.02%	15,035	—	15,035
Kierland Main Street (24.5%)	01/02/13	4.99%	3,696	—	3,696
Queens Center (51%)	03/01/13	7.78%	65,602	—	65,602
Queens Center (51%)	03/01/13	7.00%	106,708	—	106,708
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	45,144	—	45,144
Tysons Corner Center (50%)	02/17/14	4.78%	162,411	—	162,411
Redmond Office (51%)	05/15/14	7.52%	31,213	—	31,213
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,967	—	29,967
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	73,785	—	73,785
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	126,068	—	126,068
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	58,291	—	58,291
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,670	—	22,670
North Bridge, The Shops at (50%)	06/15/16	7.52%	102,037	—	102,037
West Acres (19%)	10/01/16	6.41%	12,543	—	12,543
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	40,048	—	40,048
Wilshire Building (30%)	01/01/33	6.35%	1,804	—	1,804

Total Fixed Rate Debt for Unconsolidated Assets		6.18%	$1,987,603	$—	$1,987,603

Metrocenter Mall (15%)	02/09/10	1.71%	—	16,800	16,800
Metrocenter Mall (15%)	02/09/10	3.68%	—	3,240	3,240
Desert Sky Mall (50%)	03/04/10	1.33%	—	25,750	25,750
Superstition Springs Center (33.3%)	09/09/10	0.60%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/10	1.11%	—	31,125	31,125
Kierland Tower Lofts (15%)	11/18/10	3.25%	—	1,049	1,049
Boulevard Shops (50%)	12/17/10	1.15%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.43%	—	8,643	8,643
Market at Estrella Falls (32.9%)	06/01/11	2.52%	—	11,590	11,590
Los Cerritos Center (51%)	07/01/11	1.12%	—	102,000	102,000
Pacific Premier Retail Trust (51%)	08/21/11	7.28%	—	37,740	37,740

Total Floating Rate Debt for Unconsolidated Assets		2.10%	$—	$271,135	$271,135

Total Debt for Unconsolidated Assets		5.69%	$1,987,603	$271,135	$2,258,738

Total Debt		5.68%	$5,514,749	$1,048,957	$6,563,706

Percentage to Total			84.02%	15.98%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This debt has two interest rate swap agreements which effectively fixed the interest rate on $255.0 million until April 15, 2010 and the remaining $400.0 million until April 25, 2011. The Company is in the process of exercising the available one-year extension option under this facility that will extend the maturity date through April 25, 2011.

(c)
This debt has an interest rate swap agreement which effectively fixed the interest rate until April 15, 2010.

(d)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $23.9 million and the annual interest rate represents the effective interest rate, including the discount. In 2009, the Company retired $89.1 million of the notes. Additionally, as a result of the adoption of a new accounting pronouncement on convertible debt on January 1, 2009, the Company allocated $34.8 million of the initial loan amount to equity as of the date of the adoption.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest tenants in the Company's portfolio (including joint ventures) based upon rents in place as of December 31, 2009.

Tenant	Primary DBA's	Number of Locations in the Portfolio	% of Total Rents
Gap Inc.	Gap, Banana Republic, Old Navy	94	2.5%
Limited Brands, Inc.	Victoria Secret, Bath and Body	144	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	48	1.9%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	143	1.7%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	81	1.6%
AT&T Mobility LLC(1)	AT&T Wireless, Cingular Wireless	29	1.3%
Luxottica Group	Lenscrafters, Sunglass Hut	156	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	66	1.3%
Macy's, Inc.	Macy's, Bloomingdale's	65	1.0%
Signet Group PLC	Kay Jewelers, Weisfield Jewelers	76	1.0%

(1)
Includes AT&T Mobility office headquarters located at Redmond Town Center.

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  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Top Ten Tenants